Item 77Q3(a)(i)

The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of the end of the period covered by this report.

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Item 77Q3(a)(ii)

As of the end of the period covered by this report, there were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

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EX-99.77Q3 CERT

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Global Allocation Fund, Inc., certify that:

1.

I have reviewed this report on Form N-SAR of Merrill Lynch Global Allocation Fund, Inc.,

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures and internal controls and procedures for financial reporting (as defined in rule 30a-2(c) and (d) under the Investment Company Act) for the registrant and we have:

a)

designed such disclosure controls and procedures, to ensure that material information related to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”);

c)

presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

1.

The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons fulfilling the equivalent function):

a)

all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize, and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

1.

The registrant’s other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 23, 2002

_/s/ Donald C. Burke________

(Donald C. Burke

Chief Financial Officer of

Merrill Lynch Global Allocation Fund, Inc.)

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EX-99.77Q3 CERT

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Terry K. Glenn, President of Merrill Lynch Global Allocation Fund, Inc., certify that:

1.

I have reviewed this report on Form N-SAR of Merrill Lynch Global Allocation Fund, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures and internal controls and procedures for financial reporting (as defined in rule 30a-2(c) and (d) under the Investment Company Act) for the registrant and we have:

a)

designed such disclosure controls and procedures, to ensure that material information related to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”);

c)

presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

1.

The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons fulfilling the equivalent function):

a)

all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize, and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b)

any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls; and

1.

The registrant’s other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 23, 2002

_/s/ Terry K. Glenn________

(Terry K. Glenn

President of

Merrill Lynch Global Allocation Fund, Inc.)

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Item 15 continued:

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 15 correctly, the correct answers are as follows:

HSBC – Thailand - 17f-1

BOT - Thailand - 17f-1

TSD – Thailand - 17f-1

Standard Chartered Bank PLC - Taipei, Taiwan - 17f-5

TSCD – Taiwan -17f-5

Citibank, N.A. – Caracas, Venezuela – 17f-1

CVV – Caracas, Venezuela – 17f-5

Central Bank of Venezuela – Caracas, Venezuela – 17f-5

HSBC – Jordan – 17f-1

SDC – Jordan – 17f-5